PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K, THIS EXHIBIT OMITS CERTAIN INFORMATION, IDENTIFIED BY [***], THAT IS NOT MATERIAL AND THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.32

Amendment 8 (SSLMP)

for Contract No.: BRIDGER AIR TANKER-OCT 2017-CL415EAF-3AC_2OP(SL)

This Amendment 8 (“Amendment”) is made on January 5, 2021 (date) between Longview Aviation Services Inc. (previously known as Longview Aviation Management Inc.) (“LAS”), Viking Air Limited and Bridger Air Tanker, LLC (“Purchaser”) for Contract No.: BRIDGER AIR TANKER-OCT 2017-CL415EAF-3AC_2OP(SL) (as subsequently amended, the “Purchase Agreement”), and supersedes and takes precedence over the applicable terms and conditions defined within the Purchase Agreement. The Parties agree that all capitalized terms used in this Amendment have the meanings defined within the Purchase Agreement, and the Parties agree to amend (or further amend, as applicable) the following sections and/or schedules of the Purchase Agreement:

Note: underlined text below denotes changes

1.	Schedule G – Purchaser Selected Optional Features

The Parties agree to include the following additions as Purchaser Selected Optional Features, and the following tables shall be added into Schedule G accordingly:

For all Aircraft:

Item	Description/Details	Price
New Installations
—	SUPPLEMENTAL STRUCTURAL LIFE MANAGEMENT PROGRAM (SSLMP)	$	[***]

2.	Total Agreement Value

Section 1 of Schedule E is hereby deleted and replaced in its entirety with the following:

The following table, Table 1, illustrates (i) the Purchase Price of each Purchased Aircraft, (ii) the total price of all Aircraft, in addition to the total price of Spares and Equipment, Ferry Services and/or Training Services that have been purchased (via Schedules K through M, where applicable), under this Agreement. Accordingly, the total amount payable by Purchaser to LAS under this Agreement is $[***].

Table 1 (in USD)
Aircraft	Base price			Price for Purchaser Selected Optional Features			Total price per Aircraft
1 (AC1)	$	[***	]	$	[***	]	$	[***	]
2 (AC2)	$	[***	]	$	[***	]	$	[***	]
3 (AC3)	$	[***	]	$	[***	]	$	[***	]
4 (AC4)	$	[***	]	$	[***	]	$	[***	]
5 (AC5)	$	[***	]	$	[***	]	$	[***	]
6 (AC6)	$	[***	]	$	[***	]	$	[***	]
SSLMP*				$	[***	]	$	[***	]

Total:							$	[***	]

Confidential

3.	Payment Schedule for SSLMP subscription

The Parties agree to the following payment terms for SSLMP subscription, and for the same to be included in under Table 1 in the Purchase Agreement:

*	Payment for the SSLMP subscription shall be made in accordance to the following schedule:

(In USD)
Payment No.	Payment Event	Amount
1st Payment	On or before the Arrival of PW123AF Engines for AC3	$	[***	]
2nd Payment	On or before the delivery of AC4	$	[***	]
3rd Payment	On or before the delivery of AC5	$	[***	]
4th Payment	On or before the delivery of AC6	$	[***	]

This Amendment may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument. This Amendment may be delivered by any party by facsimile or similar means of electronic communication, and if so executed and delivered, shall be legally binding on the party executing it in such manner.

LAS and Purchaser additionally agree that, pursuant to the Purchase Agreement, this Amendment shall constitute an amendment to the Purchase Agreement, and all Sections of the Purchase Agreement that have not been affected or addressed by this Amendment shall remain in full force and effect and, in combination with the changes addressed within this Amendment, shall now constitute the entire agreement between the parties.

[signature page follows]

Confidential

IN WITNESS WHEREOF this Amendment has been executed by the parties’ duly authorized representatives.

Longview Aviation Services Inc.		Bridger Air Tanker, LLC
Per:		Per:

/s/ Robert Mauracher		/s/ James Muchmore
Name:	Robert Mauracher	Name:	James Muchmore
Title:	Chief Operating Officer	Title:	Chief Legal Officer

Viking Air Limited:

/s/ Robert Mauracher
Name:	Robert Mauracher
Title:	Executive Vice President, Sales & Marketing

Confidential

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